EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF MISSOURI
In re Patriot Coal Corporation

Case No. (Jointly Administered)	12-51502
Reporting Period:	Dec 31, 2012

Federal Tax I.D. #	20-5622045

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Legal Entities and Notes to MOR		x
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statements of Operations (Income Statement)	MOR-2	x
Balance Sheets	MOR-3	x
Status of Post-Petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-Petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Schedule of Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x
Intercompany Balance Summary as of December 31, 2012		x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ JOHN E. LUSHEFSKI	February 22, 2013
Signature of Authorized Individual*	Date

John E. Lushefski
Printed Name of Authorized Individual

Senior Vice President and Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Patriot Coal Corporation	12-51502
Affinity Mining Company	12-52020
Apogee Coal Company, LLC	12-52026
Appalachia Mine Services, LLC	12-52021
Beaver Dam Coal Company, LLC	12-52022
Big Eagle, LLC	12-52028
Big Eagle Rail, LLC	12-52027
Black Stallion Coal Company, LLC	12-52030
Black Walnut Coal Company	12-52029
Bluegrass Mine Services, LLC	12-52031
Brook Trout Coal, LLC	12-52034
Catenary Coal Company, LLC	12-52036
Central States Coal Reserves of Kentucky, LLC	12-52038
Charles Coal Company, LLC	12-52037
Cleaton Coal Company	12-52039
Coal Clean LLC	12-52040
Coal Properties, LLC	12-52041
Coal Reserve Holding Limited Liability Company No.2	12-52042
Colony Bay Coal Company	12-52043
Cook Mountain Coal Company, LLC	12-52044
Corydon Resources LLC	12-52045
Coventry Mining Services, LLC	12-52046
Coyote Coal Company LLC	12-52047
Cub Branch Coal Company LLC	12-52048
Dakota LLC	12-52050
Day LLC	12-52049
Dixon Mining Company, LLC	12-52051
Dodge Hill Holding JV, LLC	12-52053
Dodge Hill Mining Company, LLC	12-52055
Dodge Hill of Kentucky, LLC	12-52054
EACC Camps, Inc.	12-52056
Eastern Associated Coal, LLC	12-52057
Eastern Coal Company, LLC	12-52059
Eastern Royalty, LLC	12-52060
Emerald Processing, L.L.C.	12-52061
Gateway Eagle Coal Company, LLC	12-52062
Grand Eagle Mining, LLC	12-52064

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Heritage Coal Company LLC	12-52063
Highland Mining Company, LLC	12-52065
Hillside Mining Company	12-52066
Hobet Mining, LLC	12-52068
Indian Hill Company LLC	12-52069
Infinity Coal Sales, LLC	12-52070
Interior Holdings, LLC	12-52072
IO Coal LLC	12-52073
Jarrell's Branch Coal Company	12-52075
Jupiter Holdings LLC	12-52076
Kanawha Eagle Coal, LLC	12-52077
Kanawha River Ventures I, LLC	12-52078
Kanawha River Ventures II, LLC	12-52079
Kanawha River Ventures III, LLC	12-52080
KE Ventures, LLC	12-52081
Little Creek LLC	12-52082
Logan Fork Coal Company	12-52083
Magnum Coal Company LLC	12-52084
Magnum Coal Sales LLC	12-52085
Martinka Coal Company, LLC	12-52086
Midland Trail Energy LLC	12-52087
Midwest Coal Resources II, LLC	12-52088
Mountain View Coal Company, LLC	12-52089
New Trout Coal Holdings II, LLC	12-52090
Newtown Energy, Inc.	12-52091
North Page Coal Corp.	12-52092
Ohio County Coal Company, LLC	12-52094
Panther LLC	12-52095
Patriot Beaver Dam Holdings, LLC	12-52017
Patriot Coal Company, L.P.	12-52096
Patriot Coal Sales LLC	12-52097
Patriot Coal Services LLC	12-52102
Patriot Leasing Company LLC	12-52103
Patriot Midwest Holdings, LLC	12-52104
Patriot Reserve Holdings, LLC	12-52105
Patriot Trading LLC	12-52106
PCX Enterprises, Inc.	12-52019
Pine Ridge Coal Company, LLC	12-52107
Pond Creek Land Resources, LLC	12-52108
Pond Fork Processing LLC	12-52110
Remington Holdings LLC	12-52117

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

Remington II LLC	12-52118
Remington LLC	12-52119
Rivers Edge Mining, Inc.	12-52120
Robin Land Company, LLC	12-52121
Sentry Mining, LLC	12-52123
Snowberry Land Company	12-52124
Speed Mining LLC	12-52125
Sterling Smokeless Coal Company, LLC	12-52127
TC Sales Company, LLC	12-52128
The Presidents Energy Company LLC	12-52130
Thunderhill Coal LLC	12-52131
Trout Coal Holdings, LLC	12-52132
Union County Coal Co., LLC	12-52133
Viper LLC	12-52134
Weatherby Processing LLC	12-52135
Wildcat Energy LLC	12-52136
Wildcat, LLC	12-52137
Will Scarlet Properties LLC	12-52138
Winchester LLC	12-52139
Winifrede Dock Limited Liability Company	12-52140
Yankeetown Dock, LLC	12-52141

Notes to the MOR:
On July 9, 2012 (the “Petition Date”), Patriot Coal Corporation (“Patriot”), as a stand-alone entity, and substantially all of its wholly-owned subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York. On November 27, 2012, the U.S. Bankruptcy Court for the Southern District of New York issued a ruling transferring the bankruptcy cases to the U.S. Bankruptcy Court for the Eastern District of Missouri. On December 19, 2012, the U.S. Bankruptcy Court for the Southern District of New York formally entered an order transferring the Chapter 11 Cases to the U.S. Bankruptcy Court for the Eastern District of Missouri (the U.S. Bankruptcy Court for the Eastern District of Missouri and/or the U.S. Bankruptcy Court for the Southern District of New York, as applicable, the "Bankruptcy Court"). The Debtors' Chapter 11 Cases are being jointly administered in the Bankruptcy Court under the caption “In re: Patriot Coal Corporation, et al. (Case No. 12-51502).” Patriot's joint ventures and certain of Patriot's other subsidiaries (collectively, the “Non-Debtors”) were not included in the filing.
This Monthly Operating Report (“MOR”) has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format intended to meet the requirements of the United States Trustee for the Eastern District of Missouri (the “U.S. Trustee”). As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the condensed consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.
The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments but not all the adjustments that would typically be made for the

In re Patriot Coal Corporation	Form No.	Legal Entities and Notes to MOR
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Listing of Debtor Entities and Notes to the Monthly Operating Report

quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP.
The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.
For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in Patriot’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission.
No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.
Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.patriotcaseinfo.com.
Notes to MOR-3:
As of December 31, 2012, we have received the full proceeds from our $375 million term loan under our Debtor-in-Possession financing. Our $375 million Debtor-in-Possession financing is included in current portion of debt as the initial maturity date is October 4, 2013. The initial maturity date can be extended until December 31, 2013 subject to certain specified conditions.
As of December 31, 2012, we have $334 million in cash and cash equivalents and $50 million in a cash collateral account, which is included in "Cash collateralization deposits", on our consolidated balance sheet.
Notes to MOR-4 and MOR-5:
For status of post-petition tax payments, see disclosures as noted on MOR-4. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon request.
Additionally, the Debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable and accounts payable balances of the Debtors. Due to the volume of transactions related to customer billings and vendor payments, the following items will be made available upon request: (i) summary of unpaid post-petition debts; (ii) listing of aged accounts payable; and (iii) accounts receivable reconciliation and aging.
Notes to MOR-6:
The post-petition secured notes adequate protection payments schedule is not applicable as there were no such payments in December 2012.

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Debtor	Case Number	Cash Receipts	Cash Disbursements
Patriot Coal Corporation	12-51502	$153,687	$21,785
Affinity Mining Company	12-52020	—	—
Apogee Coal Company, LLC	12-52026	—	621
Appalachia Mine Services, LLC	12-52021	—	—
Beaver Dam Coal Company, LLC	12-52022	—	10,824
Big Eagle, LLC	12-52028	—	7
Big Eagle Rail, LLC	12-52027	—	—
Black Stallion Coal Company, LLC	12-52030	—	—
Black Walnut Coal Company	12-52029	—	9,693
Bluegrass Mine Services, LLC	12-52031	—	—
Brook Trout Coal, LLC	12-52034	—	—
Catenary Coal Company, LLC	12-52036	—	4,547
Central States Coal Reserves of Kentucky, LLC	12-52038	—	—
Charles Coal Company, LLC	12-52037	—	253
Cleaton Coal Company	12-52039	—	1
Coal Clean LLC	12-52040	—	347
Coal Properties, LLC	12-52041	—	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	—	—
Colony Bay Coal Company	12-52043	—	285
Cook Mountain Coal Company, LLC	12-52044	—	—
Corydon Resources LLC	12-52045	—	25
Coventry Mining Services, LLC	12-52046	—	—
Coyote Coal Company LLC	12-52047	—	1,968
Cub Branch Coal Company LLC	12-52048	—	—
Dakota LLC	12-52050	—	—
Day LLC	12-52049	—	122
Dixon Mining Company, LLC	12-52051	—	—
Dodge Hill Holding JV, LLC	12-52053	—	—
Dodge Hill Mining Company, LLC	12-52055	—	—
Dodge Hill of Kentucky, LLC	12-52054	—	3,564
EACC Camps, Inc.	12-52056	—	—
Eastern Associated Coal, LLC	12-52057	—	20,329
Eastern Coal Company, LLC	12-52059	—	—
Eastern Royalty, LLC	12-52060	—	962
Emerald Processing, L.L.C.	12-52061	—	214
Gateway Eagle Coal Company, LLC	12-52062	—	2,186
Grand Eagle Mining, LLC	12-52064	—	2,202
Heritage Coal Company LLC	12-52063	—	2,671
Highland Mining Company, LLC	12-52065	—	9,519

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Hillside Mining Company	12-52066	—	81
Hobet Mining, LLC	12-52068	—	11,006
Indian Hill Company LLC	12-52069	—	—
Infinity Coal Sales, LLC	12-52070	—	6
Interior Holdings, LLC	12-52072	—	—
IO Coal LLC	12-52073	—	—
Jarrell's Branch Coal Company	12-52075	—	6
Jupiter Holdings LLC	12-52076	—	51
Kanawha Eagle Coal, LLC	12-52077	—	4,586
Kanawha River Ventures I, LLC	12-52078	—	—
Kanawha River Ventures II, LLC	12-52079	—	—
Kanawha River Ventures III, LLC	12-52080	—	3
KE Ventures, LLC	12-52081	—	—
Little Creek LLC	12-52082	—	82
Logan Fork Coal Company	12-52083	—	—
Magnum Coal Company LLC	12-52084	—	1,236
Magnum Coal Sales LLC	12-52085	—	240
Martinka Coal Company, LLC	12-52086	—	56
Midland Trail Energy LLC	12-52087	—	2,928
Midwest Coal Resources II, LLC	12-52088	—	—
Mountain View Coal Company, LLC	12-52089	—	24
New Trout Coal Holdings II, LLC	12-52090	—	—
Newtown Energy, Inc.	12-52091	—	1,000
North Page Coal Corp.	12-52092	—	—
Ohio County Coal Company, LLC	12-52094	—	249
Panther LLC	12-52095	—	9,157
Patriot Beaver Dam Holdings, LLC	12-52017	—	—
Patriot Coal Company, L.P.	12-52096	—	414
Patriot Coal Sales LLC	12-52097	—	5,628
Patriot Coal Services LLC	12-52102	—	2,474
Patriot Leasing Company LLC	12-52103	—	8,748
Patriot Midwest Holdings, LLC	12-52104	—	—
Patriot Reserve Holdings, LLC	12-52105	—	—
Patriot Trading LLC	12-52106	—	—
PCX Enterprises, Inc.	12-52019	—	—
Pine Ridge Coal Company, LLC	12-52107	—	398
Pond Creek Land Resources, LLC	12-52108	—	—
Pond Fork Processing LLC	12-52110	—	—
Remington Holdings LLC	12-52117	—	—
Remington II LLC	12-52118	—	—

In re Patriot Coal Corporation	Form No.	MOR-1
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Cash Receipts and Disbursements
(Amounts in thousands)

Remington LLC	12-52119	—	3,259
Rivers Edge Mining, Inc.	12-52120	—	86
Robin Land Company, LLC	12-52121	—	4,300
Sentry Mining, LLC	12-52123	—	—
Snowberry Land Company	12-52124	—	—
Speed Mining LLC	12-52125	—	3,450
Sterling Smokeless Coal Company, LLC	12-52127	—	—
TC Sales Company, LLC	12-52128	—	—
The Presidents Energy Company LLC	12-52130	—	—
Thunderhill Coal LLC	12-52131	—	—
Trout Coal Holdings, LLC	12-52132	—	—
Union County Coal Co., LLC	12-52133	—	—
Viper LLC	12-52134	—	—
Weatherby Processing LLC	12-52135	—	—
Wildcat Energy LLC	12-52136	—	577
Wildcat, LLC	12-52137	—	32
Will Scarlet Properties LLC	12-52138	—	1
Winchester LLC	12-52139	—	—
Winifrede Dock Limited Liability Company	12-52140	—	9
Yankeetown Dock, LLC	12-52141	—	—

Notes to MOR-1:
Cash receipts and disbursements are for the period December 1, 2012 through December 31, 2012.
Cash receipts are collected at the Patriot Coal Corporation entity, where the cash remains. Cash disbursements are also made from Patriot Coal Corporation; however, we allocated these disbursements based upon the entity for whom the payment was being made.

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	7867	$40,922
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1665	—
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	8796	265,009
Patriot Coal Corporation	12-51502	Bank of America, 901 Main Street, 7th Floor, Dallas, TX 75202	1872	—
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0808	100
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0744	2,000
Patriot Coal Corporation	12-51502	PNC Bank, 201 East Fifth Street, Cincinnati, OH 45202	0736	5,009
Patriot Coal Corporation	12-51502	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	0847	20,000
Patriot Coal Corporation	12-51502	The Private Bank and Trust, 1401 South Brentwood Blvd., Saint Louis, MO 63144	9577	1
Patriot Coal Corporation	12-51502	Comerica Bank, 1717 Main Street, Dallas, TX 75201	0469	closed
Patriot Coal Corporation	12-51502	Sovereign/Santander, One Aldwyn Center, Villanova, PA 19085	0078	closed
Patriot Coal Corporation	12-51502	BB&T, 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0285	1,008
Patriot Coal Corporation	12-51502	Old National Bank, PO Box 23, Henderson, KY 42419-0023	5798	27
Patriot Coal Corporation	12-51502	United National Bank (WV), 500 Virginia Street East, Charleston, WV 25301	9778	5
Patriot Coal Corporation	12-51502	Reich and Tang, 1411 Broadway, 28th Floor, New York, NY 10018	0688	closed
Apogee Coal Company, LLC	12-52026	Logan Bank and Trust Company	3013	3
Appalachia Mine Services, LLC	12-52021	Premier Bank Boone Division, 300 State Street, Madison, WV 25130	9760	5
Catenary Coal Company, LLC	12-52036	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	6124	6
Dodge Hill Mining Company, LLC	12-52055	Old National Bank, PO Box 718, Evansville, IN 47705	4618	5
Eastern Associated Coal, LLC	12-52057	Boone County Bank, PO Box 7, Madison, WV 25130	2203	4
Eastern Associated Coal, LLC	12-52057	Clear Mountain Bank, PO Box 205, Bruceton Mills, WV 26525	3650	6
Emerald Processing, L.L.C.	12-52061	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7076	6
Emerald Processing, L.L.C.	12-52061	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4393	15

In re Patriot Coal Corporation	Form No.	MOR-1a
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Bank Account Information
(Amounts in thousands)

Heritage Coal Company LLC	12-52063	Old National Bank, PO Box 718, Evansville, IN 47705	9523	2
Heritage Coal Company LLC	12-52063	US Bank, EP-MN-WS3C, 60 Livingston Ave, 3rd Floor, St Paul, MN 55107	6000	—
Highland Mining Company, LLC	12-52065	Old National Bank, PO Box 718, Evansville, IN 47705	3346	3
Hobet Mining, LLC	12-52068	United Bank, 500 Virginia Street East, Charleston, WV 25301	5973	5
Kanawha Eagle Coal, LLC	12-52077	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	9116	4
Kanawha Eagle Coal, LLC	12-52077	BB&T , 233 Wyndale Road, PO Box 1209, Abingdon, VA 24212	0365	99
Magnum Coal Company LLC	12-52084	Huntington Bank, 919 5th Ave., Huntington, WV 25701	8169	26
Midland Trail Energy LLC	12-52087	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	7457	3
Newtown Energy, Inc.	12-52091	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	7068	2
Newtown Energy, Inc.	12-52091	TruPoint Bank, 1897 Lee Highway, Bristol, VA 24202	4628	8
Panther LLC	12-52095	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	0773	2
Panther LLC	12-52095	City National Bank, 25 Gatewater Road, P.O. Box 7520, Charleston, WV 25356-0520	1670	2
Patriot Coal Company, L.P.	12-52096	Ohio Valley National Bank, PO Box 5, Henderson, KY 42420	9129	7
PCX Enterprises, Inc.	12-52019	Capital One Bank, 404 Fifth Ave., 4th Floor, New York, NY 10018	3612	—
Pine Ridge Coal Company, LLC	12-52107	Whitesville State Bank, P.O. Box 68, Whitesville, WV 25209	6286	closed
Robin Land Company, LLC	12-52121	Huntington Bank, 919 5th Ave., Huntington, WV 25701	1897	3

Notes to MOR-1a:
All amounts listed above are the bank balances as of month end. Copies of bank statements and cash disbursement journals were not included with the MOR, but will be made available upon request.

In re Patriot Coal Corporation	Form No.	MOR-2
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Statements of Operations
For the Month Ended December 31, 2012
(Amount in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
Revenues
Sales	$137,433	$—	$—	$137,433
Other revenues	1,393	—	—	1,393
Total revenues	138,826	—	—	138,826

Cost and expenses
Operating costs and expenses	141,240	—	—	141,240
Depreciation, depletion and amortization	17,392	—	—	17,392
Asset retirement obligation expense	(36,012)	—	—	(36,012)
Impairment and restructuring charge	24	314	—	338
Selling and administrative expenses	(1,086)	—	—	(1,086)
Net (gain) loss on disposal or exchange of assets	(27)	—	—	(27)
Loss (income) from equity affiliates	(60)	2,646	—	2,586
Loss (income) from non-debtor entities	2,960	—	(2,960)	—

Operating loss	14,395	(2,960)	2,960	14,395

Interest expense and other	4,751	—	—	4,751
DIP Financing Fees	(10)	—	—	(10)
Interest income	—	—	—	—

Loss before reorganization items and income taxes	9,654	(2,960)	2,960	9,654
Reorganization items, net (1)	29,054	—	—	29,054

Loss before income taxes	(19,400)	(2,960)	2,960	(19,400)
Income tax benefit	—	—	—	—

Net loss	$(19,400)	$(2,960)	$2,960	$(19,400)

Notes to MOR-2:
(1)    The Company’s reorganization items for the month ended December 31, 2012 consisted of the following:

Provision for rejected executory contracts and leases	$31,361
Professional fees	3,821
Accounts payable settlement gains	(6,128)
Reorganization items, net	$29,054
Professional fees are only those that are directly related to the reorganization and include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors.

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Balance Sheets
December 31, 2012
(Amounts in thousands)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Patriot Coal Corporation
ASSETS
Current assets
Cash and cash equivalents	$333,175	$754	$—	$333,929
Accounts receivable and other, net of allowance	105,135	—	—	105,135
Inventories	99,219	—	—	99,219
Prepaid expenses and other current assets	101,770	672	—	102,442
Total current assets	639,299	1,426	—	640,725
Property, plant, equipment and mine development
Land and coal interests	2,892,799	—	—	2,892,799
Buildings and improvements	571,985	—	—	571,985
Machinery and equipment	767,749	—	—	767,749
Less accumulated depreciation, depletion and amortization	(1,130,027)	—	—	(1,130,027)
Property, plant, equipment and mine development, net	3,102,506	—	—	3,102,506
Cash collateralization deposits	64,990	—	—	64,990
Investments and other assets	6,193	24,393	—	30,586
Investments in non-debtor entities	19,522	—	(19,522)	—
Intercompany receivable (payable)	3,906	(3,906)	—	—
Total assets	$3,836,416	$21,913	$(19,522)	$3,838,807

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued expenses	$245,098	$2,391	$—	$247,489
Current portion of debt	375,409	—	—	375,409
Total current liabilities	620,507	2,391	—	622,898
Long-term debt, less current maturities	1,766	—	—	1,766
Asset retirement obligation	720,461	—	—	720,461
Workers' compensation obligations	254,680	—	—	254,680
Postretirement Coal Act benefit obligations	87,805	—	—	87,805
Obligation to industry fund	34,278	—	—	34,278
Other noncurrent liabilities	87,841	—	—	87,841
Total liabilities not subject to compromise	1,807,338	2,391	—	1,809,729
Liabilities subject to compromise (1)	2,262,307	—	—	2,262,307
Total liabilities	4,069,645	2,391	—	4,072,036
Stockholders' equity (deficit)	(233,229)	19,522	(19,522)	(233,229)
Total liabilities and stockholders' equity (deficit)	$3,836,416	$21,913	$(19,522)	$3,838,807

In re Patriot Coal Corporation	Form No.	MOR-3
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Balance Sheets
December 31, 2012
(Amounts in thousands)

Notes to MOR-3:
(1)    Liabilities subject to compromise represent unsecured obligations that will be accounted for under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-petition liabilities are stayed. Accounting Standards Codification (ASC) 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. These liabilities represent the amounts expected to be allowed on known or potential claims to be resolved through the Chapter 11 process, and remain subject to future adjustments arising from negotiated settlements, actions of the Bankruptcy Court, rejection of executory contracts and unexpired leases, the determination as to the value of collateral securing the claims, proofs of claim, and other events. Liabilities subject to compromise also include certain items that may be assumed under the plan of reorganization, and as such, may be subsequently reclassified to liabilities not subject to compromise.
The Bankruptcy Court approved payment of certain pre-petition obligations, including employee wages, salaries and certain benefits and payments to certain shippers and critical vendors. The Debtors are required to pay vendors and other providers in the ordinary course for goods and services received after the filing of the Chapter 11 Petitions and other business related payments necessary to maintain the operations of the Debtors’ businesses. Obligations associated with these matters are not classified as liabilities subject to compromise.
With the approval of the Bankruptcy Court, the Debtors have rejected certain pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations and may reject additional ones in the future. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and are classified as liabilities subject to compromise. Holders of pre-petition claims are required to file proofs of claims by the “bar date.” On October 18, 2012, the Bankruptcy Court entered an order establishing December 14, 2012 as the bar date for potential creditors other than governmental units to file claims (the “General Bar Date”). The bar date for governmental units to file claims was established as January 21, 2013 (the “Governmental Bar Date”). A bar date is the date by which certain claims against the Debtors must be filed if the claimants wish to receive any distribution in the Bankruptcy Cases. Upon the establishment of the General Bar Date and the Governmental Bar Date, all known potential creditors of the Debtors were notified of these bar dates and the requirements to file a proof of claim with the Bankruptcy Court. Differences between liability amounts estimated by the Debtors and claims filed by creditors are being investigated and, if necessary, the Bankruptcy Court will make a final determination as to the amount of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization. The Debtors will continue to evaluate these liabilities throughout the Bankruptcy Cases and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolutions process may take considerable time to complete. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.
Liabilities subject to compromise at December 31, 2012 consisted of the following:

Postretirement benefit obligations, excluding Coal Act	$1,517,284
Unsecured debt	458,500
Interest payable	4,838
Rejected executory contracts and leases	151,449
Trade payables	78,086
Other accruals	52,150
$2,262,307
Other accruals primarily include liabilities subject to compromise related to accrued royalty payments, litigation reserves, employee claims and other operating accruals.

In re Patriot Coal Corporation	Form No.	MOR-4
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Status of Post-Petition Taxes
For the Month Ended December 31, 2012
(Amounts in thousands)

	Beginning Tax Liability	Amount Withheld and/or Accrued	Amount (Paid) Received	Ending Tax Liability

Payroll Taxes - Federal, State and Local	$1,810	$9,980	$(9,653)	$2,137

Federal Taxes, excluding Payroll Taxes
Federal Production Tax	1,235	1,347	(1,218)	1,364
Federal Income Tax	—	—	—	—
Total Federal Taxes, excluding Payroll Taxes	1,235	1,347	(1,218)	1,364

State and Local Taxes, excluding Payroll Taxes
State Production Tax	26,270	6,777	(7,187)	25,860
Real Estate Tax	6,872	2,552	—	9,424
Personal Property Tax	4,703	1,104	(32)	5,775
Sales Tax	2	—	—	2
Use Tax	245	117	(132)	230
Franchise Tax	173	(689)	(10)	(526)
Other Taxes	123	17	—	140
Total State and Local Taxes, excluding Payroll Taxes	38,388	9,878	(7,361)	40,905

Total Taxes	$41,433	$21,205	$(18,232)	$44,406

Notes to MOR-4
Tax payments may include certain pre-petition payments that were authorized through motions approved by the Bankruptcy Court.

In re Patriot Coal Corporation	Form No.	MOR-6
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Schedule of Payments to Professionals
For the Month Ended December 31, 2012
(Amounts in thousands)

		Amount Paid
Professional	Role	Month	Cumulative from July 9, 2012

AlixPartners/AP Services	Bankruptcy & Restructuring Advisors	$—	$1,951
Blackstone Advisory Partners L.P.	Investment Banker	242	712
Cole, Schotz, Miesel, Forman & Leonard, P.A.	UCC Conflicts Counsel	169	309
Curtis, Mallet-Prevost, Colt & Mosle LLP	Conflicts Counsel	5	226
Davis Polk & Wardwell LLP	Special Counsel	2,149	9,435
EPIQ Bankruptcy Solutions, LLC	UCC Information Agent	4	14
GCG, Inc.	Notice, Claim & Administrative Agent	585	2,107
Kramer Levin Naftalis & Frankel, LLC	UCC Counsel	1,022	3,000
Weil, Gotshal & Manges LLP	DIP Lender Counsel	96	1,167
Willkie Farr & Gallagher LLP	DIP Lender Counsel	251	1,231

Notes to MOR-6:
Professional fees do not include payments to professionals or consultants that are paid in the ordinary course of business.

In re Patriot Coal Corporation	Form No.	MOR-7
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	Dec 31, 2012
	Federal Tax I.D. #	20-5622045
Debtor Questionnaire
For the Month Ended December 31, 2012

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		✓
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		✓
5	Is the Debtor delinquent in paying any insurance premium payment?		✓
6	Have any payments been made on pre-petition liabilities this reporting period?	✓		Only per motions approved by the court
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	✓		Normal course of business
8	Are any post petition payroll taxes past due?		✓
9	Are any post petition State or Federal income taxes past due?		✓
10	Are any post petition real estate taxes past due?		✓
11	Are any other post petition taxes past due?		✓
12	Have any pre-petition taxes been paid during this reporting period?	✓		Only per motions approved by the court
13	Are any amounts owed to post petition creditors delinquent?		✓
14	Are any wage payments past due?		✓
15	Have any post petition loans been received by the Debtor from any party?		✓
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18	Have the owners or shareholders received any compensation outside of the normal course of business?		✓

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	December 31, 2012
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended December 31, 2012
(Amounts in thousands)

Debtor	Case Number	AR/AP	30-Sep-12	31-Dec-12	Change
Patriot Coal Corporation	12-51502	A/P	$(8,713,896)	$(9,146,304)	$(432,408)
Patriot Coal Corporation	12-51502	A/R	8,900,349	9,361,547	461,198
Affinity Mining Company	12-52020	A/P	(266)	(269)	(3)
Affinity Mining Company	12-52020	A/R	2,215	2,805	590
Apogee Coal Company, LLC	12-52026	A/P	(879,675)	(930,083)	(50,408)
Apogee Coal Company, LLC	12-52026	A/R	953,977	987,137	33,160
Appalachia Mine Services, LLC	12-52021	A/P	(80,105)	(83,645)	(3,540)
Appalachia Mine Services, LLC	12-52021	A/R	99,863	102,476	2,613
Beaver Dam Coal Company, LLC	12-52022	A/P	(13)	(13)	—
Beaver Dam Coal Company, LLC	12-52022	A/R	48,046	48,045	(1)
Big Eagle, LLC	12-52028	A/R	—	—	—
Big Eagle Rail, LLC	12-52027	A/P	(4,713)	(4,769)	(56)
Big Eagle Rail, LLC	12-52027	A/R	4,577	4,580	3
Black Stallion Coal Company, LLC	12-52030	A/P	(568,380)	(595,779)	(27,399)
Black Stallion Coal Company, LLC	12-52030	A/R	854,686	891,988	37,302
Black Walnut Coal Company	12-52029	A/P	(4,787)	(4,787)	—
Black Walnut Coal Company	12-52029	A/R	7,512	7,512	—
Bluegrass Mine Services, LLC	12-52031	A/P	(43,072)	(44,687)	(1,615)
Bluegrass Mine Services, LLC	12-52031	A/R	638,855	640,470	1,615
Brook Trout Coal, LLC	12-52034	A/P	—	—	—
Brook Trout Coal, LLC	12-52034	A/R	170,063	170,063	—
Catenary Coal Company, LLC	12-52036	A/P	(544,036)	(587,290)	(43,254)
Catenary Coal Company, LLC	12-52036	A/R	485,665	527,842	42,177
Central States Coal Reserves of Kentucky, LLC	12-52038	A/P	(61,097)	(61,095)	2
Central States Coal Reserves of Kentucky, LLC	12-52038	A/R	188,197	189,438	1,241
Charles Coal Company, LLC	12-52037	A/P	—	—	—
Charles Coal Company, LLC	12-52037	A/R	102	102	—
Cleaton Coal Company	12-52039	A/P	(10,863)	(10,916)	(53)
Cleaton Coal Company	12-52039	A/R	23	27	4
Coal Clean LLC	12-52040	A/P	(18,792)	(20,272)	(1,480)
Coal Clean LLC	12-52040	A/R	20,008	21,489	1,481
Coal Properties, LLC	12-52041	A/P	(111,391)	(111,391)	—
Coal Properties, LLC	12-52041	A/R	576	576	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/P	(830)	(830)	—
Coal Reserve Holding Limited Liability Company No.2	12-52042	A/R	17	17	—
Colony Bay Coal Company	12-52043	A/P	(120,825)	(121,779)	(954)
Colony Bay Coal Company	12-52043	A/R	38,387	38,319	(68)
Cook Mountain Coal Company, LLC	12-52044	A/P	(748)	(748)	—

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	December 31, 2012
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended December 31, 2012
(Amounts in thousands)

Cook Mountain Coal Company, LLC	12-52044	A/R	6,347	6,347	—
Corydon Resources LLC	12-52045	A/P	(67)	(70)	(3)
Coyote Coal Company LLC	12-52047	A/P	(558,344)	(581,863)	(23,519)
Coyote Coal Company LLC	12-52047	A/R	643,916	693,099	49,183
Dakota LLC	12-52050	A/P	(17,098)	(17,274)	(176)
Dakota LLC	12-52050	A/R	500	457	(43)
Day LLC	12-52049	A/P	(327)	(327)	—
Day LLC	12-52049	A/R	344	344	—
Dixon Mining Company, LLC	12-52051	A/P	(23)	(23)	—
Dodge Hill Mining Company, LLC	12-52055	A/P	(235,098)	(250,043)	(14,945)
Dodge Hill Mining Company, LLC	12-52055	A/R	228,191	241,994	13,803
EACC Camps, Inc.	12-52056	A/P	(863)	(888)	(25)
Eastern Associated Coal, LLC	12-52057	A/P	(3,699,718)	(3,824,202)	(124,484)
Eastern Associated Coal, LLC	12-52057	A/R	4,049,809	4,212,788	162,979
Eastern Coal Company, LLC	12-52059	A/P	(13,408)	(13,408)	—
Eastern Coal Company, LLC	12-52059	A/R	65,408	65,408	—
Eastern Royalty, LLC	12-52060	A/P	(60,971)	(60,044)	927
Eastern Royalty, LLC	12-52060	A/R	12,373	13,624	1,251
Emerald Processing, L.L.C.	12-52061	A/P	(8,693)	(8,778)	(85)
Emerald Processing, L.L.C.	12-52061	A/R	8,927	8,930	3
Gateway Eagle Coal Company, LLC	12-52062	A/P	(49,730)	(58,214)	(8,484)
Gateway Eagle Coal Company, LLC	12-52062	A/R	37,685	46,061	8,376
Grand Eagle Mining, LLC	12-52064	A/P	(446,239)	(456,547)	(10,308)
Grand Eagle Mining, LLC	12-52064	A/R	462,544	470,667	8,123
Heritage Coal Company LLC	12-52063	A/P	(1,126,277)	(1,176,755)	(50,478)
Heritage Coal Company LLC	12-52063	A/R	758,111	804,013	45,902
Highland Mining Company, LLC	12-52065	A/P	(623,468)	(662,468)	(39,000)
Highland Mining Company, LLC	12-52065	A/R	885,803	925,672	39,869
Hillside Mining Company	12-52066	A/P	(24,185)	(24,999)	(814)
Hillside Mining Company	12-52066	A/R	22,053	21,327	(726)
Hobet Mining, LLC	12-52068	A/P	(972,954)	(1,019,397)	(46,443)
Hobet Mining, LLC	12-52068	A/R	995,705	1,027,149	31,444
Hobet Mining, LLC	12-52068	A/P	(2,534)	(2,662)	(128)
Infinity Coal Sales, LLC	12-52070	A/P	(96,352)	(96,359)	(7)
Infinity Coal Sales, LLC	12-52070	A/R	1,589	1,605	16
Interior Holdings, LLC	12-52072	A/P	(62)	(62)	—
IO Coal LLC	12-52073	A/P	(3,132)	(3,137)	(5)
IO Coal LLC	12-52073	A/R	2,193	2,193	—
Jarrell's Branch Coal Company	12-52075	A/P	(134,885)	(134,890)	(5)

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	December 31, 2012
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended December 31, 2012
(Amounts in thousands)

Jarrell's Branch Coal Company	12-52075	A/R	108,410	108,395	(15)
Jupiter Holdings LLC	12-52076	A/P	(101,645)	(101,981)	(336)
Jupiter Holdings LLC	12-52076	A/R	9,956	9,958	2
Kanawha Eagle Coal, LLC	12-52077	A/P	(583,447)	(605,566)	(22,119)
Kanawha Eagle Coal, LLC	12-52077	A/R	529,279	547,815	18,536
Kanawha River Ventures I, LLC	12-52078	A/P	(11,100)	(11,100)	—
Kanawha River Ventures I, LLC	12-52078	A/R	11,468	11,468	—
Kanawha River Ventures II, LLC	12-52079	A/P	—	—	—
Kanawha River Ventures III, LLC	12-52080	A/P	(411)	(385)	26
Kanawha River Ventures III, LLC	12-52080	A/R	338	329	(9)
Little Creek LLC	12-52082	A/P	(1,555)	(1,663)	(108)
Little Creek LLC	12-52082	A/R	3,736	4,209	473
Logan Fork Coal Company	12-52083	A/P	(4,715)	(4,715)	—
Logan Fork Coal Company	12-52083	A/R	29,634	29,634	—
Magnum Coal Company LLC	12-52084	A/P	(959,583)	(951,717)	7,866
Magnum Coal Company LLC	12-52084	A/R	541,498	541,480	(18)
Magnum Coal Sales LLC	12-52085	A/P	(1,249,493)	(1,248,076)	1,417
Magnum Coal Sales LLC	12-52085	A/R	1,099,327	1,097,694	(1,633)
Martinka Coal Company, LLC	12-52086	A/P	(88,205)	(88,668)	(463)
Martinka Coal Company, LLC	12-52086	A/R	23,494	23,494	—
Midland Trail Energy LLC	12-52087	A/P	(194,992)	(205,531)	(10,539)
Midland Trail Energy LLC	12-52087	A/R	193,329	203,435	10,106
Mountain View Coal Company, LLC	12-52089	A/P	(6,192)	(6,283)	(91)
Mountain View Coal Company, LLC	12-52089	A/R	57,766	57,725	(41)
New Trout Coal Holdings II, LLC	12-52090	A/P	—	—	—
Newtown Energy, Inc.	12-52091	A/P	(23,804)	(29,541)	(5,737)
Newtown Energy, Inc.	12-52091	A/R	25,837	30,758	4,921
Ohio County Coal Company, LLC	12-52094	A/P	(566,523)	(568,064)	(1,541)
Ohio County Coal Company, LLC	12-52094	A/R	414,146	417,066	2,920
Panther LLC	12-52095	A/P	(631,536)	(673,441)	(41,905)
Panther LLC	12-52095	A/R	826,135	868,267	42,132
Patriot Coal Company, L.P.	12-52096	A/P	(944,411)	(954,893)	(10,482)
Patriot Coal Company, L.P.	12-52096	A/R	464,685	474,447	9,762
Patriot Coal Sales LLC	12-52097	A/P	(7,545,325)	(7,977,588)	(432,263)
Patriot Coal Sales LLC	12-52097	A/R	7,679,458	8,109,716	430,258
Patriot Coal Services LLC	12-52102	A/P	(842,624)	(964,711)	(122,087)
Patriot Coal Services LLC	12-52102	A/R	792,471	867,104	74,633
Patriot Leasing Company LLC	12-52103	A/P	(225,464)	(237,651)	(12,187)
Patriot Leasing Company LLC	12-52103	A/R	212,589	222,281	9,692

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	December 31, 2012
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended December 31, 2012
(Amounts in thousands)

Patriot Reserve Holdings, LLC	12-52105	A/P	(87)	(87)	—
Patriot Reserve Holdings, LLC	12-52105	A/R	13,929	14,971	1,042
PCX Enterprises, Inc.	12-52019	A/P	(98)	—	98
Pine Ridge Coal Company, LLC	12-52107	A/P	(1,071,103)	(1,074,455)	(3,352)
Pine Ridge Coal Company, LLC	12-52107	A/R	475,426	475,411	(15)
Pond Fork Processing LLC	12-52110	A/P	(391)	(391)	—
Pond Fork Processing LLC	12-52110	A/R	393	393	—
Remington Holdings LLC	12-52117	A/P	(7,640)	(7,640)	—
Remington Holdings LLC	12-52117	A/R	25	25	—
Remington II LLC	12-52118	A/P	—	—	—
Remington LLC	12-52119	A/P	(230,009)	(242,737)	(12,728)
Remington LLC	12-52119	A/R	18,806	18,645	(161)
Rivers Edge Mining, Inc.	12-52120	A/P	(84,237)	(84,723)	(486)
Rivers Edge Mining, Inc.	12-52120	A/R	368,272	368,202	(70)
Robin Land Company, LLC	12-52121	A/P	(60,753)	(69,758)	(9,005)
Robin Land Company, LLC	12-52121	A/R	220,036	236,789	16,753
Snowberry Land Company	12-52124	A/P	(32,505)	(32,505)	—
Snowberry Land Company	12-52124	A/R	13,753	13,753	—
Speed Mining LLC	12-52125	A/P	(148,890)	(163,019)	(14,129)
Speed Mining LLC	12-52125	A/R	118,693	127,245	8,552
Sterling Smokeless Coal Company, LLC	12-52127	A/P	(566)	(569)	(3)
Sterling Smokeless Coal Company, LLC	12-52127	A/R	185,077	185,088	11
The Presidents Energy Company LLC	12-52130	A/P	(7)	(7)	—
Thunderhill Coal LLC	12-52131	A/P	(598)	(598)	—
Thunderhill Coal LLC	12-52131	A/R	577	577	—
Trout Coal Holdings, LLC	12-52132	A/P	(156,787)	(156,787)	—
Viper LLC	12-52134	A/P	—	—	—
Weatherby Processing LLC	12-52135	A/P	(896)	(896)	—
Weatherby Processing LLC	12-52135	A/R	876	876	—
Wildcat Energy LLC	12-52136	A/P	(12,804)	(15,292)	(2,488)
Wildcat Energy LLC	12-52136	A/R	13,435	15,803	2,368
Wildcat, LLC	12-52137	A/P	(22,555)	(23,679)	(1,124)
Wildcat, LLC	12-52137	A/R	5,360	5,806	446
Will Scarlet Properties LLC	12-52138	A/P	(121)	(125)	(4)
Will Scarlet Properties LLC	12-52138	A/R	483	472	(11)
Winchester LLC	12-52139	A/P	—	—	—
Winchester LLC	12-52139	A/R	2,817	2,817	—
Winifrede Dock Limited Liability Company	12-52140	A/P	(14,146)	(14,198)	(52)
Winifrede Dock Limited Liability Company	12-52140	A/R	14,546	14,578	32

In re Patriot Coal Corporation	Form No.	Supplement
	Case No. (Jointly Administered)	12-51502
	Reporting Period:	December 31, 2012
	Federal Tax I.D. #	20-5622045
Intercompany Balance Summary
For the Quarter Ended December 31, 2012
(Amounts in thousands)

Yankeetown Dock, LLC	12-52141	A/P	(3,280)	(3,288)	(8)
Yankeetown Dock, LLC	12-52141	A/R	465	464	(1)
Total			$4,726	$3,906	$(820)

The total amounts indicate the net intercompany balances with the Non-Debtors.